Exhibit 99.1

News Release

Resolute Holdings Reports First Quarter 2025 Results

NEW YORK, NY, May 12, 2025 (GLOBE NEWSWIRE) – Resolute Holdings Management, Inc. (“Resolute Holdings”) (Nasdaq: RHLD), an operating management company responsible for providing management services to CompoSecure Holdings, L.L.C. (“CompoSecure Holdings”), a wholly owned subsidiary of CompoSecure, Inc. (“CompoSecure”) (Nasdaq: CMPO), today reported financial results for its fiscal first quarter ending March 31, 2025. Resolute Holdings reported first quarter earnings per share attributable to common stockholders of ($0.39) and Non-GAAP Fee-Related Earnings per share of ($0.07).

“The first quarter was foundational for Resolute Holdings, with the spin-off from CompoSecure completed in February. We experienced a higher than normal tax provision and post spin-off professional fees in the quarter but reiterate our expectation for limited profitability for the full year with approximately $3.0mm of quarterly management fee revenue. I am pleased with the team we have assembled and believe our unique combination of permanent capital and differentiated operating capabilities position us well for the future” said Tom Knott, Resolute Holdings’ Chief Executive Officer.

Dave Cote, Resolute Holdings’ Executive Chairman added “We are encouraged by the ongoing work to improve operations, drive organic growth, and build a high-performance culture at CompoSecure. In the first quarter, we also increased our efforts to evaluate potential acquisitions and anticipate those efforts to remain significant through 2025 and beyond. We are pleased with our start to the year and remain focused on supporting CompoSecure while rigorously evaluating potential acquisitions that meet our core investment criteria.”

As a result of the spin-off from CompoSecure and execution of the Management Agreement with CompoSecure Holdings, Resolute Holdings is required to consolidate the financial results of CompoSecure Holdings in accordance with U.S. GAAP. This presentation of financial results does not represent the underlying economics or the positive attributes of Resolute Holdings’ standalone business model, which consist of recurring, long-duration management fees and a relatively fixed expense base. The results of the Resolute Holdings standalone business and associated Non-GAAP Fee-Related Earnings calculation are included below to provide a clear picture of the economic performance of the business directly attributable to shareholders of RHLD. This release includes such results presented in accordance with U.S. GAAP, as well as certain Non-GAAP measures, including Fee-Related Earnings. See “Use of Non-GAAP Financial Measures” below.

Resolute Holdings Segment Financial Information (GAAP); Fee-Related Earnings and Fee-Related Earnings Per Share (Non-GAAP) ($ in thousands except per share figures)

Three months
ended
March, 31 2025
Management fees	$1,129
Selling, general and administrative expenses	3,926
Income from operations	(2,797)
Total other income (expense)	(1)
Income (loss) before income taxes	(2,798)
Income tax (expense)	(568)
Net income (loss)	(3,366)
Net income (loss) attributable to non-controlling interest	—
Net income (loss) attributable to common stockholders	(3,366)
Net income (loss) per share attributable to common stockholders - diluted	$(0.39)

Adjustments to reconcile Fee-Related Earnings to net income (loss) attributable to common stockholders:
Add: Equity-based compensation at CompoSecure (1)	1,148
Add: Pro forma management fees from Jan 1, 2025 to Feb 27, 2025 (2)	2,046
Add: Spin-Off costs (3)	290
Net tax impact of adjustments (4)	(724)
Fee-Related Earnings	(606)
Fee-Related Earnings per share - diluted	$(0.07)
(1)	Equity-based compensation required to be reported by Resolute Holdings related to awards issued under the CompoSecure Equity Plan. Equity granted under the CompoSecure Equity Plan relates to CompoSecure Class A common stock and has no impact on Resolute Holdings’ common stock outstanding.
(2)	Incremental management fees as if the CompoSecure Management Agreement was executed on January 1, 2025.
(3)	One-time costs associated with the Spin-Off from CompoSecure.
(4)	Tax-effect of adjustments at a 31% effective tax rate. Only applied to those adjustments that would impact Resolute Holdings’ taxes. Equity-based compensation expense under the CompoSecure Equity Plan is expensed for tax purposes at CompoSecure and not Resolute Holdings.

Exhibit – Structural Relationship & Non-GAAP Financial Summary

Relationship Between RHLD & CMPO & Non-GAAP Financials

CompoSecure, Inc.
(NASDAQ: CMPO)
Resolute Holdings
(NASDAQ: RHLD)
Management Services (including Resolute Operating System) and Capital Allocation / M&A
100% Ownership
CompoSecure Holdings, L.L.C.
("Holdings")
Quarterly Management Fee representing
2.5% LTM Adj. EBITDA – Stock Comp Expense

Non-GAAP Financials	Non-GAAP Financials
Traditional Operating Results (-)	Management Fee from Holdings (-)
Management Fee Paid to RHLD =	Salaries and Operating Expenses =
Operating Earnings of CMPO	**Fee-Related Earnings**

CMPO is an operating business and RHLD is an asset management firm; Non-GAAP Financials show these economics

About Resolute Holdings Management, Inc.

Resolute Holdings (Nasdaq: RHLD) is an alternative asset management platform led by David Cote and Tom Knott that provides operating management services including the oversight of capital allocation strategy, operational practices, and M&A sourcing and execution at CompoSecure Holdings and other managed businesses in the future. Resolute Holdings brings a differentiated approach to long-term value creation through the systematic deployment of the Resolute Operating System, which will create value at both the underlying managed businesses and at Resolute Holdings. For additional information on Resolute Holdings, please refer to Resolute Holdings’ filings with the U.S. Securities and Exchange Commission or please visit www.resoluteholdings.com.

Cautionary Note Concerning Forward-Looking Statements

This press release contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These statements are based on the beliefs and assumptions of management. Although Resolute Holdings believes that its plans, intentions, and expectations reflected in or suggested by these forward-looking statements are reasonable, Resolute Holdings cannot assure you that it will achieve or realize these plans, intentions, or expectations. Forward-looking statements are inherently subject to risks, uncertainties, and assumptions. Generally, statements that are not historical facts, including statements concerning Resolute Holdings’ expectations regarding personnel, future platform acquisitions, limited profitability for the year ending December 31, 2025, revenues from management fees, the deployment of the Resolute Operating System, market opportunities, possible or assumed future actions, business strategies, events, or results of operations, and other matters, are forward-looking statements. In some instances, these statements may be preceded by, followed by or include the words “believes,” “estimates,” “expects,” “projects,” “forecasts,” “may,” “will,” “should,” “seeks,” “plans,” “scheduled,” “anticipates” or “intends” or the negatives of these terms or variations of them or similar terminology. Forward-looking statements are not guarantees of performance. You should not put undue reliance on these statements which speak only as of the date hereof. You should understand that the following important factors, among others, could affect Resolute Holdings’ future results and could cause those results or other outcomes to differ materially from those expressed or implied in Resolute Holdings’ forward-looking statements: the timing and amount of the management fees payable to Resolute Holdings, including unexpected fluctuations therein, unexpected changes in costs, risks associated with the implementation of the Resolute Operating System, unexpected market and macroeconomic developments, demand for Resolute Holdings’ services, the ability of Resolute Holdings to grow and manage growth profitably, compete within its industry and attract and retain its key employees; the possibility that Resolute Holdings may be adversely impacted by other global economic, business, competitive and/or other factors, including but not limited to inflationary pressures, volatile interest rates, variable tariff policies or intensified disruptions in the global financial markets; the outcome of any legal proceedings that may be instituted against Resolute Holdings or others; future exchange and interest rates; and other risks and uncertainties, including those under “Risk Factors” in filings that have been made or will be made with the Securities and Exchange Commission. Resolute Holdings undertakes no obligations to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Use of Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures that are not prepared in accordance with accounting principles generally accepted in the United States (“GAAP”) and that may be different from non-GAAP financial measures used by other companies. Resolute Holdings believes Fee-Related Earnings and Fee-Related Earnings per share are useful to investors in evaluating Resolute Holdings’ financial performance. Resolute Holdings believes that these non-GAAP financial measures depict the performance of the business and underlying economics attributable to Resolute Holdings common stockholders. Fee-Related Earnings and Fee-Related Earnings per share should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from Fee-Related Earnings and Fee-Related Earnings per share are significant components in understanding and assessing Resolute Holdings’ financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income, net income per share, or any other performance measures derived in accordance with U.S. GAAP and may be different from similarly titled non-GAAP measures used by other companies.

For investor inquiries, please contact:

Resolute Holdings

(212) 256-8405

info@resoluteholdings.com

Consolidated Balance Sheets

Resolute Holdings Management, Inc.

($ in thousands, except par value and share amounts)

	March 31,	December 31,
	2025	2024
	Unaudited
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$71,017	$71,589
Accounts receivable	54,188	47,449
Inventories, net	47,501	44,833
Prepaid expenses and other current assets	3,450	2,696
Deferred tax asset	24	24
Total current assets	176,180	166,591

Property and equipment, net	21,917	23,448
Right of use assets, net	10,238	5,404
Derivative asset - interest rate swap	1,996	2,749
Deposits and other assets	3,957	3,600
Total assets	$214,288	$201,792

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	$11,414	$5,691
Accrued expenses	16,196	20,062
Bonus payable	4,199	8,466
Commission payable	2,400	2,563
Current portion of long-term debt	12,500	11,250
Current portion of lease liabilities – operating leases	2,110	2,113
Total current liabilities	48,819	50,145

Long-term debt, net of deferred financing costs	180,713	184,389
Lease liabilities, operating leases	8,762	3,888
Total liabilities	238,294	238,422

Commitments and contingencies (Note 16)	—	—

Preferred stock, $0.0001 par value; 100,000,000 shares authorized, 0 shares issued and outstanding	—	—
Common stock, $0.0001 par value; 1,000,000,000 shares authorized, 8,525,998 and 0 shares issued and outstanding as of March 31, 2025 and December 31, 2024, respectively.	—	—
Additional paid-in capital	14,569	1,544
Accumulated deficit	(5,700)	(2,334)
Total stockholders' equity (deficit)	8,869	(790)
Non-controlling interest	(32,875)	(35,840)
Total equity (deficit)	(24,006)	(36,630)
Total liabilities and stockholders' equity (deficit)	$214,288	$201,792

Consolidated Statements of Operations

Resolute Holdings Management, Inc.

($ in thousands, except per share amounts)

	Three months ended
	March 31,
	2025	2024
Net sales	$103,889	$104,010
Cost of sales	49,342	48,797
Gross profit	54,547	55,213
Operating expenses:
Selling, general and administrative expenses	28,926	22,770
Income from operations	25,621	32,443

Other income (expense):
Change in fair value of derivative liability - convertible notes redemption make-whole provision	—	(297)
Interest income	1,077	1,104
Interest expense	(3,384)	(6,537)
Amortization of deferred financing costs	(131)	(327)
Total other expense, net	(2,438)	(6,057)
Income (loss) before income taxes	23,183	26,386
Income tax (expense)	(568)	—
Net income (loss)	$22,615	$26,386

Net income (loss) attributable to non-controlling interest	25,981	26,386

Net income (loss) attributable to common stockholders	$(3,366)	$—

Net income (loss) per share attributable to common stockholders - basic & diluted	$(0.39)	$—

Weighted average shares used to compute net income (loss) per share attributable to common stockholders - basic & diluted (in thousands)	8,526	8,526

Consolidated Statements of Cash Flows

Resolute Holdings Management, Inc.

($ in thousands)

	Three months ended March 31,
	2025	2024

Cash flows from operating activities:
Net income (loss)	$22,615	$26,386
Adjustments to reconcile net income (loss) to net cash provided by operating activities
Depreciation and amortization	2,273	2,221
Equity-based compensation expense	6,046	4,167
Amortization of deferred financing costs	131	345
Non-cash operating lease expense	615	587
Change in fair value of derivative liability – convertible notes redemption make-whole provisions	—	297
Changes in assets and liabilities
Accounts receivable	(6,739)	5,378
Inventories	(2,668)	(2,657)
Prepaid expenses and other assets	(754)	654
Accounts payable	5,723	(369)
Accrued expenses	(3,866)	460
Lease liabilities	(578)	(603)
Other liabilities	(4,430)	(1,198)
Net cash provided by operating activities	18,368	35,668

Cash flows from investing activities:
Purchase of property and equipment	(576)	(1,613)
Capitalized software costs	(580)	—
Net cash used in investing activities	(1,156)	(1,613)

Cash flows from financing activities:
Payment of term loan	(2,500)	(4,688)
Distributions to CompoSecure Holdings members	—	(13,422)
Contribution by CompoSecure Holdings	11,869	—
Contribution to Resolute Holdings	(11,869)	—
Payments for taxes related to net share settlement of CompoSecure equity awards	(15,284)	(3,426)
Transfer to CompoSecure	—	(442)
Net cash used in financing activities	(17,784)	(21,978)

Net increase (decrease) in cash and cash equivalents	(572)	12,077

Cash and cash equivalents, beginning of period	71,589	38,191

Cash and cash equivalents, end of period	$71,017	$50,268

Supplementary disclosure of cash flow information:
Cash paid for interest expense	$3,299	$4,175
Supplemental disclosure of non-cash financing activities:
Consolidation of CompoSecure Holdings net assets (liabilities), excluding cash, from execution of CompoSecure Management Agreement	$(98,508)	$—
Derivative asset - interest rate swap	$(753)	$487

Segment Statements of Operations and Non-GAAP Reconciliations

Resolute Holdings Management, Inc.

($ in thousands, except per share amounts)

	Three months ended
	March 31, 2025
	($ in thousands except per share figures)
	Resolute	CompoSecure	Intercompany/
	Holdings	Holdings	Eliminations	Consolidated
Management fees	$1,129	$—	$(1,129)	$—
Product sales	—	103,889	—	103,889
Net sales	1,129	103,889	(1,129)	103,889
Cost of sales	—	49,342	—	49,342
Gross profit	1,129	54,547	(1,129)	54,547
Total selling, general and administrative expenses	3,926	27,939	(2,939)	28,926
Income from operations	(2,797)	26,608	1,810	25,621
Total other income (expense)	(1)	(2,437)	—	(2,438)
Income (loss) before income taxes	(2,798)	24,171	1,810	23,183
Income tax (expense)	(568)	—	—	(568)
Net income (loss)	(3,366)	24,171	1,810	22,615
Net income (loss) attributable to non-controlling interest	—	24,171	1,810	25,981
Net income (loss) attributable to common stockholders	(3,366)	—	—	(3,366)
Net income (loss) per share attributable to common stockholders - diluted	$(0.39)			$(0.39)

Adjustments to reconcile fee-related earnings to net income (loss) attributable to common stockholders:
Add: Equity-based compensation at CompoSecure (1)	1,148			1,148
Add: Pro forma management fees from Jan 1, 2025 to Feb 27, 2025 (2)	2,046			2,046
Add: Spin-Off costs (3)	290			290
Net tax impact of adjustments (4)	(724)			(724)
Fee-Related Earnings	(606)			(606)
Fee-Related Earnings per share - diluted	$(0.07)			$(0.07)

Weighted average shares used to compute net income (loss) per share attributable to common stockholders and Fee-Related Earnings per share - diluted (in thousands)	8,526			8,526

(1)	Equity-based compensation required to be reported by Resolute Holdings related to awards issued under the CompoSecure Equity Plan. Equity granted under the CompoSecure Equity Plan relates to CompoSecure Class A common stock and has no impact on Resolute Holdings’ common stock outstanding.
(2)	Incremental management fees as if the CompoSecure Management Agreement was executed on January 1, 2025.
(3)	One-time costs associated with the Spin-Off from CompoSecure.
(4)	Tax-effect of adjustments at a 31% effective tax rate. Only applied to those adjustments that would impact Resolute Holdings’ taxes. Equity-based compensation expense under the CompoSecure Equity Plan is expensed for tax purposes at CompoSecure and not Resolute Holdings.

Additional Information

Segment Balance Sheets

Resolute Holdings Management, Inc.

($ in thousands, except per share amounts)

	March 31, 2025
	($ in thousands)
	Resolute	CompoSecure	Intercompany/
	Holdings	Holdings	Eliminations	Consolidated
ASSETS
CURRENT ASSETS
Cash and cash equivalents	$8,847	$62,170	$—	$71,017
Accounts receivable	1,129	54,188	(1,129)	54,188
Inventories, net	—	47,501	—	47,501
Prepaid expenses and other current assets	632	2,818	—	3,450
Deferred tax asset	24	—	—	24
Total current assets	10,632	166,677	(1,129)	176,180

Property and equipment, net	—	21,917	—	21,917
Right of use assets, net	1,110	9,128	—	10,238
Derivative asset - interest rate swap	—	1,996	—	1,996
Deposits and other assets	—	3,957	—	3,957
Total assets	11,742	203,675	(1,129)	214,288

LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
CURRENT LIABILITIES
Accounts payable	112	11,236	66	11,414
Accrued expenses	1,651	15,674	(1,129)	16,196
Bonus payable	—	4,199	—	4,199
Commission payable	—	2,400	—	2,400
Current portion of long-term debt	—	12,500	—	12,500
Current portion of lease liabilities – operating leases	71	2,039	—	2,110
Total current liabilities	1,834	48,048	(1,063)	48,819

Long-term debt, net of deferred financing costs	—	180,713	—	180,713
Lease liabilities, operating leases	1,039	7,723	—	8,762
Total liabilities	2,873	236,484	(1,063)	238,294

Additional paid-in capital	14,569	—	—	14,569
Accumulated deficit	(5,700)	—	—	(5,700)
Total stockholders' equity (deficit)	8,869	—	—	8,869
Non-controlling interest	—	(32,809)	(66)	(32,875)
Total equity (deficit)	8,869	(32,809)	(66)	(24,006)
Total liabilities and stockholders' equity (deficit)	$11,742	$203,675	$(1,129)	$214,288